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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 17, 2005
                                                         ---------------

                           THE MED-DESIGN CORPORATION
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

         Delaware                       0-25852                  23-2771475
       ------------                 --------------               ----------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

                   2810 Bunsen Avenue
                  Ventura, California                             93003
     ----------------------------------------                  ----------
     (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (805) 339-0375
                                                           --------------

       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)
     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Explanatory Note:  This amendment is being filed in order to indicate the execution of the report and the date of execution.

ITEM 8.01 - OTHER EVENTS.

         On April 17, 2005, the Board of Directors of The Med-Design Corporation (the "Company") was informed of the death of James E. Schleif, a director of the Company, who passed away on April 17, 2005. Mr. Schleif served as a director of the Company since April 2001. The Board of Directors has not yet decided if it will fill the resulting vacancy on the Board.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             THE MED-DESIGN CORPORATION



Date:  May 3, 2005                           By:    LAWRENCE D. ELLIS
                                                    -----------------
                                             Name:  Lawrence D. Ellis
                                             Title: Chief Financial Officer